Exhibit 99.1

      Commercial Federal Reports Second Quarter Net Income of $14.0 Million


     OMAHA, Neb.--(BUSINESS WIRE)--July 26, 2005--Commercial Federal Corporation (NYSE:CFB), today announced net income of $14.0 million, or $0.36 per diluted share, for the quarter ended June 30, 2005. This compares to reported net income of $18.7 million, or $0.45 per diluted share, for the same quarter one year earlier. Income for the current quarter was materially impacted due to a Bank Owned Life Insurance (BOLI) contract provision triggered by the Company's pending acquisition by Bank of the West, decreasing after-tax income by $6.6 million, or $0.17 per diluted share.

    Merger-Related Adjustments to Income

    As indicated, merger costs for the second quarter of 2005 included the write-off of an asset related to one of the Company's BOLI policies. Per the language in the BOLI policy, when the Company's board of directors approved the agreement and plan of merger with Bank of the West on June 13, 2005, it triggered a provision whereby the Claims Stabilization Reserve (CSR) for one of the BOLI policies could no longer be accounted for as an asset. This provision resulted in a $6.6 million non-tax deductible write-off, reducing reported earnings by $0.17 per diluted share. This component of the BOLI policy may be recorded as an asset again in the future after a certain conditions are met.
    "The recording of this BOLI adjustment resulted from application of a legal interpretation and accounting rule that is fully apart from the objective of the parties to the BOLI transaction. This non-cash charge has no bearing on the planned acquisition of the Company by Bank of the West," said David S. Fisher, executive vice president and chief financial officer.
    Also recorded in this caption for the current quarter were advisor-related merger costs associated with the pending acquisition of $1.0 million.

    Results for the Quarter

    "In anticipation of the merger later this year, I am very pleased to see that our core business is operating at a level that would have met or exceeded external earnings estimates for the Company. Absent merger-related charges, the mortgage servicing sale and related balance sheet actions completed in the first quarter have put us in a position to outperform analyst expectations for our margins and earnings," reported William A. Fitzgerald, chairman of the board and chief executive officer.

    Net Interest Income

    Net interest income totaled $67.1 million for the second quarter, compared with $71.4 million for the quarter ended June 30, 2004. Net interest margin improved year-over-year by 22 basis points, to 2.95%. While margin increased, actions taken in the first quarter of 2005 related to the sale of the mortgage servicing business shrank the absolute size of both interest earnings assets and liabilities to a point where the total dollar of net interest income declined.

    Noninterest Income

    Noninterest income increased 17% from the same quarter a year earlier to total $29.5 million for the quarter ended June 30, 2005. Retail fees were up a strong 12% over last year's second quarter. And, as is evident, mortgage banking results are no longer a material component of this income statement category.

    Operating Expenses

    For the quarter ended June 30, 2005, general and administrative expenses increased by $3.7 million to $70.9 million compared to $67.2 million for the same quarter a year earlier. Increases in compensation and benefits expenses were more than offset by decreases in other non-merger related items. Also included in this category for the current quarter were merger-related costs associated with the pending acquisition of the Company by Bank of the West of $7.6 million and trailing exit costs associated with the sale of mortgage servicing of $864,000.

    Credit Risk Management

    At the end of the second quarter, total nonperforming assets rose to $67.5 million from $61.9 million in the previous quarter. Despite the increase, overall credit quality remains strong with only 0.65% of total assets being considered nonperforming.
    Net loan charge-offs for the second quarter declined to $4.8 million, compared to $8.2 million in the previous quarter. The allowance for loan losses totaled $89.3 million at June 30, 2005, or 1.14% of loans outstanding versus $90.0 million, or 1.15%, at March 31, 2005.

    Balance Sheet and Capital Ratios

    Total assets as of June 30, 2005 were $10.3 billion, compared with $10.4 billion and $11.7 billion as of March 31, 2005 and June 30, 2004, respectively. The size of the balance sheet declined as expected, primarily driven by the Company's exit from the mortgage servicing business.
    For the second quarter, core deposits, including checking, money market and savings accounts (excluding custodial escrows) were up 9.7% or $348 million from a year prior. Total gross loans receivable held steady at $7.8 billion.
    As of June 30, 2005, stockholders' equity was $755.4 million, compared with $765.1 million at March 31, 2005 and $751.3 million at June 30, 2004. The capital ratios of the Company's banking subsidiary continued to exceed regulatory requirements for classification as "well-capitalized," the highest regulatory standard.

    Commercial Federal Corporation (NYSE:CFB) (the "Corporation") is the parent company of Commercial Federal Bank, a $10.3 billion federal savings bank with branches located in Nebraska, Iowa, Colorado, Kansas, Oklahoma, Missouri and Arizona. The Corporation's operations include consumer and commercial banking services, including retail banking, commercial and industrial lending, small business banking, construction lending, cash management, and insurance and investment services.
    The Corporation's website, http://www.comfedbank.com, includes access to company news releases, annual reports, quarterly financial statements and SEC filings.
    Certain statements contained in this release are forward-looking in nature. These statements are subject to risks and uncertainties that could cause the Corporation's actual results or financial condition to differ materially from those expressed in or implied by such statements. Factors of particular importance to the Corporation include, but are not limited to, changes in general economic conditions, changes in interest rates, changes in regulations or accounting methods, and price levels and conditions in the public securities markets generally.


                    COMMERCIAL FEDERAL CORPORATION
            CONSOLIDATED STATEMENT OF FINANCIAL CONDITION
               (Dollars in Thousands Except Par Value)

----------------------------------------------------------------------

                                    June 30,   March 31,    June 30,
ASSETS                                2005        2005        2004
----------------------------------------------------------------------



Cash (including short-term
 investments of $30,874, $2,592
 and $1,841)                         $212,696    $163,793    $156,229
Investment securities available
 for sale, at fair value              522,403     519,964   1,031,111
Mortgage-backed securities
 available for sale, at fair value    608,906     702,984   1,133,434
Loans held for sale, net              198,570     211,154     444,774
Loans receivable, net of
 allowances of $89,268, $90,000
 and $97,082                        7,758,037   7,733,977   7,691,306
Federal Home Loan Bank stock          157,700     173,614     247,580
Foreclosed real estate                 11,316      11,207      15,548
Premises and equipment, net           176,083     174,720     153,137
Bank owned life insurance             250,875     254,477     245,157
Other assets                          250,317     268,701     418,451
Core value of deposits, net of
 accumulated amortization of
 $70,566, $69,596 and $66,652          10,483      11,453      14,397
Goodwill                              159,229     159,229     162,717
----------------------------------------------------------------------
     Total Assets                 $10,316,615 $10,385,273 $11,713,841
----------------------------------------------------------------------
LIABILITIES AND STOCKHOLDERS'
 EQUITY
----------------------------------------------------------------------

Liabilities:
   Deposits                        $6,354,932  $6,545,720  $6,242,747
   Advances from Federal Home Loan
    Bank                            2,798,108   2,575,466   4,061,840
   Other borrowings                   306,848     327,587     427,274
   Other liabilities                  101,334     171,445     230,658
----------------------------------------------------------------------
     Total Liabilities              9,561,222   9,620,218  10,962,519
----------------------------------------------------------------------
Commitments and Contingencies               -           -           -
----------------------------------------------------------------------

Stockholders' Equity:
   Preferred stock, $.01 par value;
    10,000,000 shares authorized;
    none issued                             -           -           -
   Common stock, $.01 par value;
    120,000,000 shares authorized;
    38,213,347, 39,019,557 and
    39,870,919 shares issued and
    outstanding                           382         390         399
   Retained earnings                  746,748     759,891     816,138
   Accumulated other comprehensive
    income (loss), net                  8,263       4,774     (65,215)
----------------------------------------------------------------------
     Total Stockholders' Equity       755,393     765,055     751,322
----------------------------------------------------------------------
     Total Liabilities and
      Stockholders' Equity        $10,316,615 $10,385,273 $11,713,841
----------------------------------------------------------------------



                    COMMERCIAL FEDERAL CORPORATION
                 CONSOLIDATED STATEMENT OF OPERATIONS
             (Dollars in Thousands Except Per Share Data)

----------------------------------------------------------------------
                                            Three Months Ended
                                      June 30,   March 31,  June 30,
                                     ---------------------------------
                                        2005       2005       2004
----------------------------------------------------------------------

Interest Income:
  Investment securities                  $8,199    $14,486    $13,616
  Mortgage-backed securities              7,711      9,996     11,651
  Loans receivable                      120,585    114,539    119,750
----------------------------------------------------------------------
         Total interest income          136,495    139,021    145,017
Interest Expense:
  Deposits                               33,359     31,931     26,901
  Advances from Federal Home Loan Bank   30,035     40,271     43,384
  Other borrowings                        6,038     10,562      3,310
----------------------------------------------------------------------
         Total interest expense          69,432     82,764     73,595
Net Interest Income                      67,063     56,257     71,422
Provision for Loan Losses                (4,079)    (8,320)    (3,106)
----------------------------------------------------------------------
Net Interest Income After Provision
 for Loan Losses                         62,984     47,937     68,316

Other Income (Loss):
  Retail fees and charges                18,853     16,102     16,881
  Loan servicing fees                     2,457      9,998     10,726
  Amortization of mortgage servicing
   rights                                   (58)    (8,829)   (14,900)
  Mortgage servicing rights valuation
   adjustment, net                         (702)     8,302     38,866
  Gain (loss) on sales of investment
   securities                                21     (5,676)   (31,351)
  Gain (loss) on sales of mortgage-
   backed securities                      1,717    (12,683)         -
  Changes in fair values of
   derivatives, net                        (139)    (1,147)    (7,639)
  Loss on termination of interest
   rate swap agreements                       -    (42,457)         -
  Loss on early extinguishment of debt        -    (40,731)         -
  Gain (loss) on sale of mortgage
   servicing rights and wholesale
   mortgage origination network          (2,106)     5,412          -
  Gain on sales of loans                    885      2,405      2,516
  Bank owned life insurance               2,976      2,896      3,015
  Other operating income                  5,625      6,508      7,145
----------------------------------------------------------------------
         Total other income (loss)       29,529    (59,900)    25,259
Other Expense:
  General and administrative expenses -
    Compensation and benefits            34,226     33,130     31,537
    Occupancy and equipment               9,673      9,566      9,994
    Data processing                       5,103      5,075      4,643
    Advertising                           1,802      2,688      3,940
    Communication                         3,104      2,954      3,332
    Item processing                       3,040      2,738      3,156
    Outside services                      2,474      3,414      3,872
    Loan expenses                         1,021      1,798      2,445
    Foreclosed real estate, net             510      1,434     (1,217)
    Other operating expenses              1,469      3,379      5,503
    Merger costs                          7,578          -          -
    Exit costs                              864      2,792          -
----------------------------------------------------------------------
         Total general and
          administrative expenses        70,864     68,968     67,205
    Amortization of core value of
     deposits                               970        977      1,218
    Impairment of goodwill                    -      3,488          -
----------------------------------------------------------------------
         Total other expense             71,834     73,433     68,423
----------------------------------------------------------------------

Income (Loss) Before Income Taxes        20,679    (85,396)    25,152
Income Tax Provision (Benefit)            6,712    (32,184)     6,450
----------------------------------------------------------------------

Net Income (Loss)                       $13,967   $(53,212)   $18,702
----------------------------------------------------------------------

Net Income (Loss) Per Basic Share          $.37     $(1.36)      $.46
Net Income (Loss) Per Diluted Share        $.36     $(1.36)      $.45
----------------------------------------------------------------------
Dividends Declared Per Common Share       $.145      $.135      $.135
----------------------------------------------------------------------
Weighted Average Shares Outstanding
 Used in Basic EPS                   38,124,743 39,009,537 40,527,096
Weighted Average Shares Outstanding
 Used in Diluted EPS (1)             38,760,806 39,009,537 41,199,954
----------------------------------------------------------------------

(1) The conversion of stock options for the three months ended March 31, 2005 is not assumed since the Corporation incurred a loss from operations. As a result, the diluted loss per share for the three months ended March 31, 2005 is computed the same as the basic loss per share.



                    COMMERCIAL FEDERAL CORPORATION
                 CONSOLIDATED STATEMENT OF OPERATIONS
             (Dollars in Thousands Except Per Share Data)

----------------------------------------------------------------------
                                                   Six Months Ended
                                                 June 30,   June 30,
                                                ----------------------
                                                   2005       2004
----------------------------------------------------------------------

Interest Income:
  Investment securities                            $22,685    $27,915
  Mortgage-backed securities                        17,707     24,013
  Loans receivable                                 235,124    239,861
----------------------------------------------------------------------
         Total interest income                     275,516    291,789
Interest Expense:
  Deposits                                          65,290     56,684
  Advances from Federal Home Loan Bank              70,306     87,625
  Other borrowings                                  16,600      5,087
----------------------------------------------------------------------
         Total interest expense                    152,196    149,396
Net Interest Income                                123,320    142,393
Provision for Loan Losses                          (12,399)    (7,959)
----------------------------------------------------------------------
Net Interest Income After Provision for Loan
 Losses                                            110,921    134,434

Other Income (Loss):
  Retail fees and charges                           34,955     31,378
  Loan servicing fees                               12,455     21,934
  Amortization of mortgage servicing rights         (8,887)   (27,285)
  Mortgage servicing rights valuation
   adjustment, net                                   7,600     19,973
  Loss on sales of investment securities            (5,655)   (14,375)
  Loss on sales of mortgage-backed securities      (10,966)         -
  Changes in fair values of derivatives, net        (1,286)    (6,233)
  Loss on termination of interest rate swap
   agreements                                      (42,457)         -
  Loss on early extinguishment of debt             (40,731)         -
  Gain on sale of mortgage servicing rights and
   wholesale mortgage origination network            3,306          -
  Gain on sales of loans                             3,290      2,714
  Bank owned life insurance                          5,872     11,046
  Other operating income                            12,133     13,764
----------------------------------------------------------------------
         Total other income (loss)                 (30,371)    52,916
Other Expense:
  General and administrative expenses -
    Compensation and benefits                       67,356     64,423
    Occupancy and equipment                         19,239     20,158
    Data processing                                 10,178      9,264
    Advertising                                      4,490      7,495
    Communication                                    6,058      6,478
    Item processing                                  5,778      6,186
    Outside services                                 5,888      7,744
    Loan expenses                                    2,819      3,950
    Foreclosed real estate, net                      1,944        708
    Other operating expenses                         4,848      9,458
    Merger costs                                     7,578          -
    Exit costs                                       3,656          -
----------------------------------------------------------------------
         Total general and administrative
          expenses                                 139,832    135,864
    Amortization of core value of deposits           1,947      2,435
    Impairment of goodwill                           3,488          -
----------------------------------------------------------------------
         Total other expense                       145,267    138,299
----------------------------------------------------------------------

Income (Loss) Before Income Taxes                  (64,717)    49,051
Income Tax Provision (Benefit)                     (25,472)    12,431
----------------------------------------------------------------------

Net Income (Loss)                                 $(39,245)   $36,620
----------------------------------------------------------------------

Net Income (Loss) Per Basic Share                   $(1.02)      $.90
Net Income (Loss) Per Diluted Share (1)             $(1.02)      $.88
----------------------------------------------------------------------
Dividends Declared Per Common Share                   $.28       $.26
----------------------------------------------------------------------
Weighted Average Shares Outstanding Used in
 Basic EPS                                      38,567,140 40,750,584
Weighted Average Shares Outstanding Used in
 Diluted EPS (1)                                38,567,140 41,478,014
----------------------------------------------------------------------

(1) The conversion of stock options for the six months ended June 30, 2005 is not assumed since the Corporation incurred a loss from operations. As a result, the diluted loss per share for the six months ended June 30, 2005 is computed the same as the basic loss per share.



                    COMMERCIAL FEDERAL CORPORATION
                          DEPOSITS AND LOANS
                            (In Thousands)

----------------------------------------------------------------------

                                    June 30,    March 31,   June 30,
                                      2005        2005        2004
----------------------------------------------------------------------

Deposits by State:
  Colorado                         $2,111,075  $2,123,105  $2,015,803
  Nebraska                          1,554,526   1,623,505   1,487,175
  Iowa                              1,035,106   1,085,039   1,043,580
  Kansas                              605,929     612,334     610,981
  Oklahoma                            499,300     537,901     548,469
  Missouri                            279,998     286,589     305,925
  Arizona                             268,998     277,247     230,814
                                   ----------- ----------- -----------
    Total deposits                 $6,354,932  $6,545,720  $6,242,747
                                   =========== =========== ===========

Deposits by Type:
  Checking accounts -
    Interest-bearing                 $565,449    $617,954    $581,571
    Noninterest-bearing               723,647     724,188     607,790
                                   ----------- ----------- -----------
       Total checking excluding
        escrow accounts             1,289,096   1,342,142   1,189,361
  Money market accounts               604,032     812,561   1,203,268
  Savings accounts                  2,059,182   1,855,227   1,211,344
                                   ----------- ----------- -----------
       Total core deposits          3,952,310   4,009,930   3,603,973
  Custodial escrow accounts           263,468     260,576     285,667
  Certificates of deposit           2,139,154   2,275,214   2,353,107
                                   ----------- ----------- -----------
       Total deposits              $6,354,932  $6,545,720  $6,242,747
                                   =========== =========== ===========

----------------------------------------------------------------------

Loans Receivable, before allowance
 for losses:
  Commercial real estate           $2,096,033  $2,056,774  $1,976,705
  Commercial operating and other(1)   641,697     644,348     614,017
  Construction, net of loans-in-
   process                            797,297     759,777     543,719
  Consumer home equity              1,057,477   1,020,662     914,967
  Consumer other                      881,063     835,583     760,898
                                   ----------- ----------- -----------
     Total commercial, construction
      and consumer loans            5,473,567   5,317,144   4,810,306
  Residential real estate           2,373,738   2,506,833   2,978,082
                                   ----------- ----------- -----------
     Total loans receivable, before
      allowance for losses         $7,847,305  $7,823,977  $7,788,388
                                   =========== =========== ===========

----------------------------------------------------------------------

(1) Includes small business, agricultural and Nebraska Investment
    Finance Authority loans in addition to commercial operating loans.



                    COMMERCIAL FEDERAL CORPORATION
                      ALLOWANCE FOR LOAN LOSSES
                            (In Thousands)

----------------------------------------------------------------------

                                         June 30,  March 31, June 30,
                                           2005      2005      2004
----------------------------------------------------------------------
THREE MONTHS ENDED:
-------------------
Beginning balance                         $90,000   $89,841   $97,765
Provision for loan losses charged to
 operations                                 4,079     8,320     3,106
Charge-offs:
  Residential real estate                    (107)     (262)     (111)
  Commercial real estate                     (111)   (2,142)     (902)
  Construction                               (302)     (567)      (28)
  Commercial operating, small business
   and agricultural                          (302)   (1,027)      (57)
  Consumer                                 (6,307)   (5,533)   (4,613)
                                         --------- --------- ---------
       Charge-offs                         (7,129)   (9,531)   (5,711)
                                         --------- --------- ---------
Recoveries:
  Residential real estate                       1         -         -
  Commercial real estate                      548         1         1
  Construction                                 33         -         2
  Commercial operating, small business
   and agricultural                            23        76       111
  Consumer                                  1,713     1,293     1,808
                                         --------- --------- ---------
       Recoveries                           2,318     1,370     1,922
----------------------------------------------------------------------
Ending balance                            $89,268   $90,000   $97,082
----------------------------------------------------------------------
SIX MONTHS ENDED:
-----------------
Beginning balance                         $89,841            $108,154
Provision for loan losses charged to
 operations                                12,399               7,959
Charge-offs:
  Residential real estate                    (369)               (202)
  Commercial real estate                   (2,253)            (10,074)
  Construction                               (869)                (61)
  Commercial operating, small business
   and agricultural                        (1,329)             (1,484)
  Consumer                                (11,840)            (10,702)
                                         ---------           ---------
       Charge-offs                        (16,660)            (22,523)
                                         ---------           ---------
Recoveries:
  Residential real estate                       1                 133
  Commercial real estate                      549                  28
  Construction                                 33                   2
  Commercial operating, small business
   and agricultural                            99                 195
  Consumer                                  3,006               3,134
                                         ---------           ---------
       Recoveries                           3,688               3,492
----------------------------------------------------------------------
Ending balance                            $89,268             $97,082
----------------------------------------------------------------------

Summary of charge-offs, net of recoveries:
------------------------------------------

  Three months ended                      $(4,811)  $(8,161)  $(3,789)
                                         ========= ========= =========

  Six months ended                       $(12,972)           $(19,031)
                                         =========           =========

----------------------------------------------------------------------

ALLOCATION OF ALLOWANCE FOR LOAN LOSSES:
----------------------------------------------------------------------

  Specific                                 $8,889    $8,783    $4,613
  Nonspecific                              63,939    60,422    69,056
  Unallocated                              16,440    20,795    23,413
                                         --------- --------- ---------
    Allowance for loan losses             $89,268   $90,000   $97,082
                                         ========= ========= =========



                    COMMERCIAL FEDERAL CORPORATION
                             ASSET QUALITY
                        (Dollars in Thousands)

----------------------------------------------------------------------

                                  June 30,    March 31,     June 30,
                                    2005         2005         2004
----------------------------------------------------------------------

Nonperforming Assets:
  Nonperforming loans:
    Residential real estate          $8,963       $7,803       $7,381
    Residential construction         10,245        8,524        3,020
    Commercial real estate           18,062       17,845        9,922
    Commercial construction           1,155          731          842
    Consumer                          6,559        7,797        3,409
    Commercial operating, small
     business and agricultural        5,327        2,142        4,002
                                ------------ ------------ ------------
      Total nonperforming loans      50,311       44,842       28,576
                                ------------ ------------ ------------
  Foreclosed real estate:
    Residential                       6,908        7,162       12,315
    Residential construction          1,384          516        1,009
    Commercial                        1,248        1,753          448
    Commercial construction           1,776        1,776        1,776
                                ------------ ------------ ------------
      Total foreclosed real
       estate                        11,316       11,207       15,548
                                ------------ ------------ ------------

  Troubled debt restructurings -
   commercial                         5,846        5,846        4,690
                                ------------ ------------ ------------
Total nonperforming assets          $67,473      $61,895      $48,814
                                ============ ============ ============

Total assets                    $10,316,615  $10,385,273  $11,713,841
                                ============ ============ ============
Nonperforming assets to total
 assets                                 .65%         .60%         .42%
                                ============ ============ ============

Summary of Nonperforming Assets:
  Residential                       $27,500      $24,005      $23,725
  Nonresidential                     39,973       37,890       25,089
                                ------------ ------------ ------------
                                    $67,473      $61,895      $48,814
                                ============ ============ ============

----------------------------------------------------------------------

Nonperforming loans to loans
 receivable (1)                         .64%         .57%         .37%

Nonperforming assets to total
 assets                                 .65%         .60%         .42%

Allowance for loan losses to:

  Loans receivable (1)                 1.14%        1.15%        1.25%

  Total nonperforming loans          177.43%      200.70%      339.73%

----------------------------------------------------------------------

Accruing loans 90 days or more
 past due:
  Residential real estate           $16,235      $16,246      $20,443
                                ============ ============ ============

----------------------------------------------------------------------

(1) Ratios are calculated based on the net book value of loans receivable before deducting allowance for loan losses.



                    COMMERCIAL FEDERAL CORPORATION
       SUMMARY OF CONSOLIDATED FINANCIAL HIGHLIGHTS AND RATIOS
             (Dollars in Thousands Except Per Share Data)

----------------------------------------------------------------------

                                  June 30,    March 31,     June 30,
                                    2005        2005          2004
----------------------------------------------------------------------



Cash, investment securities and
 FHLB stock                        $892,799    $857,371    $1,434,920
Mortgage-backed securities          608,906     702,984     1,133,434
Loans held for sale, net            198,570     211,154       444,774
Loans receivable, net             7,758,037   7,733,977     7,691,306
Core value of deposits, net          10,483      11,453        14,397
Goodwill                            159,229     159,229       162,717
Other assets                        688,591     709,105       832,293
  Total assets                   10,316,615  10,385,273    11,713,841
----------------------------------------------------------------------
Deposits                          6,354,932   6,545,720     6,242,747
Advances from Federal Home Loan
 Bank                             2,798,108   2,575,466     4,061,840
Other borrowings                    306,848     327,587       427,274
Other liabilities                   101,334     171,445       230,658
Stockholders' equity                755,393     765,055       751,322
  Total liabilities and
   stockholders' equity          10,316,615  10,385,273    11,713,841
----------------------------------------------------------------------

Book value per common share          $19.77      $19.61        $18.84
Stock price                          $33.68      $27.65        $27.10
Common shares outstanding        38,213,347  39,019,557    39,870,919
Weighted average shares
 outstanding per basic EPS       38,124,743  39,009,537    40,527,096
Weighted average shares
 outstanding per diluted EPS     38,760,806  39,009,537    41,199,954
----------------------------------------------------------------------

Nonperforming assets                $67,473     $61,895       $48,814
Nonperforming assets to total
 assets                                 .65%        .60%          .42%

Quarterly weighted average
 interest rates on a taxable-
 equivalent basis:
  Yield on interest-earning assets     5.91%       5.54%         5.46%
  Rate on deposits and interest-
   bearing liabilities                 2.92%       3.21%         2.68%
  Net interest rate spread             2.99%       2.33%(1)      2.78%
  Net interest margin                  2.95%       2.28%(1)      2.73%
----------------------------------------------------------------------

Three months ended:
-------------------
Return on average assets                .54%     (1.87)%          .63%
Return on average equity               7.46%    (27.40)%        10.16%
Average equity to average assets       7.26%       6.83%         6.20%
G & A expenses to average assets       2.75%       2.43%         2.26%
Operating efficiency ratio            73.36%        N/M         69.51%
----------------------------------------------------------------------

Six months ended:
-----------------
Return on average assets              (.72)%     n/a              .61%
Return on average equity            (10.29)%     n/a             9.82%
Average equity to average assets       7.03%     n/a             6.21%
G & A expenses to average assets       2.58%     n/a             2.26%
Operating efficiency ratio           150.44%     n/a            69.56%
----------------------------------------------------------------------

(1) Reflects the effects of prepayment penalties of $4.6 million on the prepayment of reverse repurchase agreements.
    Excluding the effects of the prepayment penalties, the net interest rate spread and net interest margin would have been 2.51% and 2.46%, respectively.

N/M - Ratio not meaningful since the total of net interest income and total other income is a loss.



                    COMMERCIAL FEDERAL CORPORATION
               AVERAGE BALANCES AND REGULATORY CAPITAL
                        (Dollars in Thousands)

----------------------------------------------------------------------

                                   June 30,    March 31,  December 31,
                                     2005         2005        2004
----------------------------------------------------------------------

Three Months Ended:
-------------------

Average Balances:
  Total assets                    $10,316,781 $11,375,436 $11,416,319
  Total loans, net                  7,978,386   7,943,735   7,971,943
  Total loans, before allowances
   for loan losses                  8,067,971   8,033,507   8,066,058
  Total mortgage-backed securities    648,626     946,715   1,021,536
  Total deposits                    6,474,440   6,440,077   6,407,960
  Total stockholders' equity          748,618     776,767     769,737
  Total interest-earning assets     9,325,324  10,183,505  10,281,148
  Total deposits and interest-
   bearing liabilities              9,458,768  10,359,946  10,460,482

----------------------------------------------------------------------


----------------------------------------------------------------------

                                 September 30,  June 30,
                                     2004         2004
----------------------------------------------------------------------

Three Months Ended:
-------------------

Average Balances:
  Total assets                    $11,559,998 $11,878,729
  Total loans, net                  8,062,478   8,256,840
  Total loans, before allowances
   for loan losses                  8,159,234   8,354,536
  Total mortgage-backed securities  1,086,720   1,181,297
  Total deposits                    6,254,687   6,409,826
  Total stockholders' equity          764,614     736,133
  Total interest-earning assets    10,406,515  10,726,414
  Total deposits and interest-
   bearing liabilities             10,609,351  10,936,846

----------------------------------------------------------------------


                                    June 30,        December 31,
                                  ------------------------------------
                                      2005        2004        2003
----------------------------------------------------------------------

Year to Date:
-------------

Average Balances:
  Total assets                    $10,843,184 $11,752,057 $12,805,465
  Total loans, net                  7,961,156   8,145,192   8,704,321
  Total loans, before allowances
   for loan losses                  8,050,834   8,244,282   8,812,133
  Total mortgage-backed securities    796,847   1,141,453   1,362,145
  Total deposits                    6,457,353   6,410,461   6,629,299
  Total stockholders' equity          762,615     756,610     741,337
  Total interest-earning assets     9,752,044  10,571,837  11,557,322
  Total deposits and interest-
   bearing liabilities              9,906,867  10,797,654  11,697,711

----------------------------------------------------------------------


                     June 30,  March 31, Dec. 31,  Sept. 30, June 30,
                       2005      2005      2004      2004      2004
----------------------------------------------------------------------

Regulatory Capital:
-------------------

  Tangible           $689,957  $675,848  $695,213  $713,324  $727,684
  Core                689,957   675,848   695,213   713,324   727,684
  Total risk-based    808,157   794,963   812,259   833,679   855,225
  Tier 1 risk-based   685,510   671,401   690,779   709,740   725,279
  Tangible %             6.82%     6.63%     6.19%     6.37%     6.31%
  Core %                 6.82%     6.63%     6.19%     6.37%     6.31%
  Total risk-based %    10.30%    10.49%    10.46%    10.78%    10.98%
  Tier 1 risk-based %    8.74%     8.86%     8.79%     9.18%     9.32%

----------------------------------------------------------------------



                    COMMERCIAL FEDERAL CORPORATION
                      MORTGAGE SERVICING RIGHTS
                        (Dollars in Thousands)

----------------------------------------------------------------------
                                          Three Months Ended
                                  June 30,    March 31,     June 30,
                                 -------------------------------------
                                    2005         2005         2004
----------------------------------------------------------------------

Mortgage Servicing Rights (1):
  Beginning balance before
   valuation allowance              $20,657     $162,423     $178,850
  Mortgage servicing rights
   retained through loan sales        1,796        4,512       11,316
  Sale of mortgage servicing
   rights                           (22,130)    (137,449)           -
  Amortization expense                  (58)      (8,829)     (14,900)
                                 ----------- ------------ ------------
  Ending balance before valuation
   allowance                            265       20,657      175,266
                                 ----------- ------------ ------------

  Valuation allowance, beginning
   balance                            3,156       41,174       68,232
  Amounts charged (credited) to
   operations                           702       (8,302)     (38,866)
  Sale of mortgage servicing
   rights                            (3,857)     (29,716)           -
                                 ----------- ------------ ------------
  Valuation allowance, ending
   balance                                1        3,156       29,366
                                 ----------- ------------ ------------

  Mortgage servicing rights, net
   of valuation allowance              $264      $17,501     $145,900
                                 =========== ============ ============

  Fair value at the periods ended      $352      $17,834     $157,955
                                 =========== ============ ============

Mortgage servicing rights as a
 percentage of servicing
 portfolio (2)                          N/M         1.56%        1.32%
                                 =========== ============ ============

Mortgage servicing rights as a
 multiple of servicing fees (2)         N/M         3.89x        3.88x
                                 =========== ============ ============


----------------------------------------------------------------------

Loans Serviced for Other
 Institutions (1):
  Beginning balance              $1,120,505  $10,640,028  $11,166,995
  Additions to portfolio            117,026      305,760      870,423
  Sale of loans serviced and loan
   payments                      (1,183,183)  (9,818,739)    (976,213)
  Other items, net                    3,222       (6,544)     (11,446)
                                 ----------- ------------ ------------
  Ending balance                    $57,570   $1,120,505  $11,049,759
                                 =========== ============ ============

  Weighted average servicing fee        N/M         0.33%        0.34%
                                 =========== ============ ============

  Weighted average coupon note
   rate                                 N/M         5.86%        5.94%
                                 =========== ============ ============

  Serviced loans sold with
   servicing retained until
   transfer                      $9,874,805   $9,289,733          $ -
                                 =========== ============ ============

----------------------------------------------------------------------

(1) The Corporation sold $1.2 billion and $9.3 billion, respectively, of its loans serviced for other institutions during the quarters ended June 30, 2005 and March 31, 2005. The Corporation serviced these loans until the servicing was transferred in July 2005. The remaining balance of loans serviced for other institutions at June 30, 2005 is expected to be sold in the third quarter of 2005.

(2) Ratios are calculated based on the net book value of mortgage servicing after deducting the valuation allowance.

N/M - Percents and multiples not meaningful given the residual balances of loans serviced for other institutions and related mortgage servicing rights.


    CONTACT: Commercial Federal Corporation, Omaha
             Investor Relations:
             Hal A. Garyn, 402-514-5336